Filed under Rules 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Science & Technology Fund

(the “Fund”)

Supplement dated October 27, 2022

to the Fund’s Summary Prospectus and Prospectus, each dated October 1, 2022,

as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Fund Summary: Science & Technology Fund – Investment Adviser,” in the table under the heading “Portfolio Managers,” the information pertaining to Watler C. Price and Heachen Chen is deleted and the following is added:

Name and Title	Portfolio Manager of the Fund Since
Erik Swords Co-Lead Portfolio Manager and Managing Director	October 2022
Justin Sumner Co-Lead Portfolio Manager and Senior Vice President	October 2022

In the section of the Prospectus entitled “Management,” under the heading “Investment Subadvisers,” the fifth, sixth and seventh paragraphs under Voya Investment Management Co. LLC (“Voya IM”) are deleted and replaced with the following:

A portion of the assets of the Science & Technology Fund is managed by Erik Swords, Justin Sumner and Michael A. Seidenberg.

Mr. Swords is a head of global technology at Voya IM. Prior to joining Voya, he was a lead portfolio manager and managing director at Allianz Global Investors, where he led the U.S. global technology team. Prior to that, he worked at Newton Investment Management for 16 years, leading one of BNY Mellon’s largest technology strategies, along with several other thematic portfolios focused on technology and related sectors. Previously, he worked as a research analyst covering the software sector at Pilgrim Baxter Associates, Exis Capital Management, and Credit Suisse First Boston Technology Group. Mr. Swords earned a BS in finance from Lehigh University.

Mr. Sumner is a senior portfolio manager, equity research analyst at Voya Investment Management. Prior to joining Voya, he was a senior portfolio manager and director at Allianz Global Investors, where he was a member of the U.S. global technology team. Prior to that, Mr. Sumner worked at Newton Investment Management for 15 years, developing, launching, and managing thematic investments focused on technology. Previously, he worked as an equity analyst covering technology and related sectors at several asset management shops, including Sentinel, AmSouth, and American Century. He earned a BS in economics from the University of Kansas. He is a CFA® Charterholder.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Summary Prospectus or Prospectus, as applicable.

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